UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2016

Commission File Number: 333-207458

HAHA Generation Corp.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

32-0442871
(IRS Employer Identification No.)

4F, No. 132, Songshan Road, Xinyi District
Taipei City, 110, Taiwan (Republic of China)
 (Address of principal executive offices)

886-227492597
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 31, 2016, Hsuan-Hsien Liao, our Chief Executive Officer and sole director, undertook for a period of 1 year commencing from March 31, 2016, to provide an advance to the Company the principal amount of $100,000, in such amounts and on such dates as our Chief Executive Officer shall determine to be in the best interests of the Company.

In that regard, Ms. Liao signed and delivered to the Company a SECOND COMMITMENT TO PROVIDE FUNDS FOR OPERATIONS FOR HAHA GENERATION CORP., A NEVADA CORPORATION (the “Commitment”).  A copy of the Commitment is attached to this Current Report on Form 8-K as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.	Description
99	SECOND COMMITMENT TO PROVIDE FUNDS FOR OPERATIONS FOR HAHA GENENERATION CORP., A NEVADA CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2016

HAHA Generation Corp., a Nevada corporation

By: /s/Hsuan-Hsien Liao,
Hsuan-Hsien Liao
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99	SECOND COMMITMENT TO PROVIDE FUNDS FOR OPERATIONS FOR HAHA GENENERATION CORP., A NEVADA CORPORATION

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